                                                EDISON INTERNATIONAL
                                              2002 Long-Term Incentives
                                                Terms and Conditions

Long-term  incentives (LTI) for the year 2002 for eligible persons (Holders) at Edison  International  (EIX) or its participating  affiliates (the Companies,  or individually,  the Company) include EIX nonqualified stock options to purchase EIX common stock (EIX Options) to be awarded under the Equity  Compensation  Plan (ECP) or the 2000 Equity
Plan  (collectively,  the Plans)  and  contingent  EIX  Performance  Shares,  50% of which will be payable as Stock
Grants  under the ECP and 50% of which  will be payable in cash  outside of the Plans.  The LTI are  subject to the following terms and conditions:

1.  PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common Stock on the New York Stock Exchange for the date of the award.

2. VESTING
(a) Subject to the  provisions  of Section 3, EIX Options may only be exercised or paid to the extent  vested.  The
EIX Options  vest over a four-year  period as  described in this  Section 2 (Option  Vesting  Period).  The initial vesting  date will be May 30th of the year  following  the date of the grant,  or six months  after the date of the grant, whichever date is later.  The EIX Options will vest as follows:

o    On the initial vesting date, one-fourth of the EIX Options will vest.
o    On May 30th of the following year, an additional one-fourth of the EIX Options will vest.
o    On May 30th of the following year, an additional one-fourth of the EIX Options will vest
o    On May 30th of the fourth year following the date of grant, the balance of the EIX Options will vest.

(b) The vested portions of the EIX Options will  accumulate to the extent not exercised,  and be exercisable by the
Holder  subject to the  provisions of Section 3, in whole or in part, in any  subsequent  period but not later than the May 30th of the 10th calendar year following the date of the award.

(c) The Performance  Shares will vest and become payable to the extent earned at the end of the Performance  Period
(defined in Section 4).

(d) If, during the Option  Vesting Period or the  Performance  Period,  the Holder (i) terminates  employment on or after (A)  attaining  age 65 or (B)  attaining age  55 with five  "years of  service,"  as defined in the  Southern
California  Edison  Company  Retirement  Plan, or (C) such earlier date that  qualifies  the Holder for  retirement under  any  Company  retirement  plan,  (ii)  terminates  employment  while on leave  with a  permanent  and  total disability,  or (iii) dies while employed by the Company,  then the vesting and exercise provisions of this Section
2(d) will  apply.  The EIX  Options  will vest to the  extent  necessary  to cause the  aggregate  number of shares subject to vested EIX Options  (including  any shares  acquired  pursuant to  previously  exercised EIX Options) to equal the  product of 1/48th of the number of shares  granted  multiplied  by the number of full  months of service the Holder has  completed  during  the  Option  Vesting  Period.  The  Performance  Shares  will vest to the extent necessary  to cause the  number of vested  Performance  Shares  to equal  the  product  of 1/36th of the  number of
Performance  Shares granted  multiplied by the number of full months of service the Holder has completed during the
Performance  Period.  Performance  Shares will be payable to the Holder on such pro rata basis on the payment  date to  the  extent  of  the  EIX  total  shareholder  return  (TSR)  ranking  achieved  as  specified  in  Section  4.
Notwithstanding  the  foregoing,  the LTI of a Holder  who  served as a member of the  Southern  California  Edison
Company  Management  Committee  (which was dissolved in 1993) will fully vest upon his or her  retirement or death, or upon employment termination while on leave of absence with a permanent and total disability.

(e) Upon  involuntary  termination  of employment  not for cause during the Option  Vesting  Period or  Performance
Period (unless the  termination  takes place as part of a sale or spin-off of the Holder's  company and there is no executed  agreement with the Holder  specifying  that this Section 2(e) shall apply) the provisions of this Section
2(e) shall apply.  The EIX Options will be vested on a pro-rata basis as

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described in Section 2(d),  except that an additional  year of vesting credit will apply,  and the Holder will have one year  following  the date of  termination  in which to exercise the EIX Option,  or until the end of the option term,  whichever  occurs  earlier.  The  Performance  Shares  will  be  vested  pro  rata  for the  portion  of the
Performance  Period  through  the date of  termination  plus one year.  Performance  Shares  will be payable to the
Holder  on such pro rata  basis on the  payment  date  specified  in  Section  4(c) to the  extent of the EIX total shareholder return ranking achieved as specified in Section 4.

(f) Upon  termination  of  employment  during the EIX  Option  term for any reason  other than those  specified  in
Section 2(d) or 2(e),  only those EIX Options that have vested as of the prior vesting date may be  exercised,  and they will be forfeited  unless they are exercised  within 180 days  following the date of termination or by the end of the  applicable  EIX Option term, if that date is earlier.  If such  termination  occurs during the  Performance
Period, all Performance Shares will be forfeited.

(g)  Notwithstanding  the foregoing,  in the event of a "Change in Control of EIX" as defined in Appendix A hereto, outstanding  EIX Options will vest. The EIX Options will remain  exercisable  for a period of 2 years if EIX Common
Stock  remains  outstanding  after the Change in Control of EIX.  If EIX Common  Stock does not remain  outstanding after the  Change in  Control  of EIX,  and the EIX  Options  are not  replaced  by new  owners,  cash  payout  for unexercised  EIX Options  will occur.  Upon a Change in Control of EIX,  all  outstanding  Performance  Shares will vest and be paid in cash.  The amount of the  Performance  Share payment will equal the greater of (i) the value of the  target  number of shares  under  the  award,  or (ii) the  value of the  number of shares  that  would be paid assuming the Performance  Period ended on the date of the Change in Control of EIX and based on actual  performance through that date.

3. EIX OPTION EXERCISE
(a) The Holder may  exercise an EIX Option by providing  written  notice to EIX on the form  prescribed  by EIX for this purpose  accompanied  by full  payment of the  applicable  exercise  price.  Payment  must be in cash,  or its equivalent  acceptable  to EIX,  including  EIX Common Stock valued on the exercise date at a per share price equal to the  average  of the  high  and low  sales  prices  of EIX  Common  Stock  on the New  York  Stock  Exchange.  A
broker-assisted  "cashless"  exercise may be  accommodated  for EIX Options at the discretion of EIX. Until payment is  accepted,  the Holder will have no rights in the  optioned  stock.  EIX Options  may be  exercised  at any time after they have  vested  through  May 30th of the 10th  calendar  year  following  the date of the award  except as otherwise provided in Sections 2(d), 2(e), 2(f), 2(g) and 8.

(b) The Holder agrees that any  securities  acquired by him or her hereunder are being  acquired for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(c) The Holder  will have no right or claim to any  specific  funds,  property  or assets of EIX as a result of the award.

4. PERFORMANCE SHARES
(a) Performance  Shares are EIX stock-based units subject to a performance  measure based on the percentile ranking of EIX total  shareholder  return (TSR)  compared to the TSR for each stock  comprising  the  Philadelphia  Utility
Index,  deleting AES Corporation and adding Sempra Energy,  over all the  three-calendar-year  period commencing on
January 1st of the year the  Performance  Shares are granted  ("Performance  Period").  TSR is  calculated  using a
20-day  trading  average  on the  measurement  date.  A target  number of  contingent  Performance  Shares  will be awarded.  The actual amount of Performance  Shares to be paid will depend on the EIX TSR percentile  ranking on the measurement  date.  The  target  number  of  Performance  Shares  will be paid if the EIX TSR  rank is at the  50th percentile.  Payment may range from nothing if the EIX TSR is below the 40th  percentile  to three times the target number of Performance  Shares if the EIX TSR percentile  ranking is at the 90th  percentile or higher.  The payment multiples for the various EIX TSR rankings are as follows:

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-------------------------------------------------------------
                 Performance Share Payment
-------------------------------------------------------------
         EIX TSR Rank               Payment Multiple(1)
------------------------------- -----------------------------
    Above 90th Percentile                 3 times
------------------------------- -----------------------------
   75th to 89th Percentile         Between 2 and 3 times
------------------------------- -----------------------------
   50th to 74th Percentile         Between 1 and 2 times
------------------------------- -----------------------------
   40th to 49th Percentile        Between 0.25 and 1 times
------------------------------- -----------------------------
    Below 40th Percentile                 0 times
------------------------------- -----------------------------
(1) The multiple is interpolated for performance between
the points indicated.

(b) There will be one performance  measurement  date for the three-year  Performance  Period.  The measurement date will be the last business day of the  Performance  Period.  The applicable  target  multiple  earned as provided in the table above for the  Performance  Shares will be paid for the  Performance  Period to the extent of the EIX TSR percentile ranking achieved on the date of measurement.

(c)  Each  Performance  Share  earned  will be  worth  one  share  of EIX  Common  Stock.  One-half  of the  earned
Performance  Shares will be paid in EIX Common Stock as a Stock Payment  under the ECP. The  remaining  one-half of the earned  Performance  Shares will be paid in cash and the value of each  Performance  Share will be equal to the average  of the high and low sales  prices per share of EIX Common  Stock on the New York  Stock  Exchange  for the
measurement  date.  The shares of EIX Common Stock and the cash payable for the earned  Performance  Shares will be delivered within 30 days following the end of the Performance Period described in Section 4(b).

5. DELAYED PAYMENT OR DELIVERY OF LTI GAINS
Notwithstanding  the terms of any LTI,  Holders who are eligible to defer salary under the EIX  Executive  Deferred
Compensation  Plan (EDCP) may  irrevocably  elect to  alternatively  exercise  all or part of any vested EIX Option pursuant to the terms of the Option Gain Deferral  Program (OGDP),  and/or may  irrevocably  elect to defer receipt of all or a part of the cash  portion of any  Performance  Shares  pursuant to the terms of the EDCP.  To make such an election,  the Holder must submit a signed  agreement  in the form  approved by the  Administrator  at least six months prior to the expiration  date of the EIX Option,  or the payment date of a Performance  Share. An EIX Option may not be exercised for six months  thereafter except under the limited  circumstances  specified in the OGDP. Any subsequent  exercises or payments  will be subject to the terms,  conditions  and  restrictions  of the OGDP or the
EDCP, as applicable.

6. TRANSFER AND BENEFICIARY
(a)  The LTI  will  not be  transferable  by the  Holder.  During  the  lifetime  of the  Holder,  the LTI  will be exercisable  only by him or her. The Holder may  designate a beneficiary  who,  upon the death of the Holder,  will be entitled to exercise the then vested  portion of the LTI during the remaining  term subject to the provisions of the Plans and these  terms and  conditions.  To the  extent an LTI is ordered  paid to a third  party  pursuant  to court order, a cash award will be substituted by EIX for any award otherwise payable in EIX stock.

(b)  Notwithstanding  the foregoing,  EIX Options of the CEOs of EIX,  Edison Mission Energy,  Edison Capital,  and
Southern  California Edison Company,  and the EVPs of EIX are transferable to a spouse,  children or grandchildren, or trusts or other vehicles  established  exclusively for their benefit.  Any transfer request must specifically be authorized  by EIX in  writing  and  shall be  subject  to any  conditions,  restrictions  or  requirements  as the administrator may determine.

8.  TERMINATION OF LONG TERM INCENTIVES
(a) In the event of  termination  of the  employment  of the Holder for any reason  other than those  specified  in
Section 2(d) or 2(e), EIX Options will terminate 180 days from the date on which such  employment  terminated,  and
Performance  Shares will be forfeited.  In addition,  the LTI may be  terminated  if EIX elects to substitute  cash awards as provided under Section 13.

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(b) If a Holder's employment terminates for a reason identified in Section 2(d), (i) the Holder's unvested EIX
Options (after application of the vesting provisions of Section 2(d)) will terminate on the date of such termination, and (ii) the Holder's vested EIX Options will terminate on May 30th of the 10th calendar year following the date of the award.

(c) Notwithstanding the foregoing provisions of this Section 8, no EIX Option may remain outstanding after May
30th of the 10th calendar year following the date of the award, each EIX Option is subject to the terms and conditions of Appendix A hereto, and each EIX Option may be terminated if EIX elects to substitute a cash award as provided under Section 13.

9. ENGAGING IN COMPETITION WITH EIX OR ITS AFFILIATES
In the event that a Holder who is at the level of Senior Vice President or above "competes" (as defined below)
with any of the Companies prior to, or during the six-month period following, any exercise of an EIX Option, the
Committee, in its sole discretion, may rescind such exercise within two years thereafter.  In the event of any such rescission, the Holder shall pay to EIX, or the Company by which Holder is or was last employed, the amount of any gain realized as a result of the rescinded exercise in such manner and on such terms and conditions as the
Committee may require, and EIX or such Company shall be entitled to set-off the amount of any such gain against any amount owed to the Holder by EIX or such Company.  For purposes of this Section 9, "compete" shall mean the
Holder's rendering of services for any organization, or engaging directly or indirectly in any business, that competes with the business of EIX or any of the Companies without the prior written consent of the General
Counsel of EIX.

10 TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise  deducted and remitted  with respect to the exercise of any LTI. In its  discretion,  EIX may require the
Holder to reimburse  EIX for any such taxes  required to be withheld by EIX and may withhold  any  distribution  in whole or in part until EIX is so  reimbursed.  In lieu thereof,  EIX will have the right to withhold from any other cash  amounts  due from EIX to the Holder an amount  equal to such taxes  required  to be  withheld  by EIX,  or to retain and  withhold a number of shares of EIX Common  Stock  having a market  value equal to such taxes and cancel
(in whole or in part) the shares,  or to repurchase  such shares from the Holder within six months after the shares of Common Stock were  acquired by the Holder.  Shares  withheld or  repurchased  to  reimburse  EIX for federal and state  income and  payroll  taxes shall be limited to the number of shares  which have a Fair  Market  Value on the date of  withholding  or repurchase  equal to the  aggregate  amount of such tax  liabilities  based on the minimum statutory withholding rates that are applicable to such supplemental taxable income.

11. CONTINUED EMPLOYMENT
Nothing in the award  certificate  or these Terms and  Conditions  will be deemed to confer on the Holder any right to continue in the employ of EIX or an EIX  affiliate  or  interfere  in any way with the right of the  employer to terminate his or her employment at any time.

12. NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a)  Holder  agrees  that if he or she  should  dispose  of any shares of stock  acquired  on the  exercise  of EIX
Options,  including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to the Holder, the Holder will notify EIX promptly of such disposition.

(b) If an LTI is granted to a person who later becomes  subject to the  provisions of Section 16 of the  Securities
Exchange Act of 1934, as amended  (Section 16), the LTI will  immediately and  automatically  become subject to the requirements  of Rule  16b-3(d)(3)  (Rule) and may not be exercised,  paid or  transferred  until the Rule has been satisfied.  In its  sole  discretion,  the  Administrator  may  take  any  action  to  assure  compliance  with the requirements  of the Rule,  including  withholding  delivery to Holder (or any other  person) of any security or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The Secretary of EIX may waive  compliance  with the  requirements of the Rule if he or she determines the transaction to be exempt from the provisions of paragraph (b) of Section 16.

13. AMENDMENT
The LTI are subject to the terms of the Plans as amended from time to time.  EIX  reserves the right to  substitute cash awards  substantially  equivalent  in value to the LTI. The LTI may not  otherwise be restricted or limited by any Plan amendment or termination approved after the date of the award without the Holder's consent.

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14. FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

15. GOVERNING LAW
The terms and conditions of the LTI will be construed under the laws of the State of California.

16. NOTICE
Unless waived by EIX, any notice  required under or relating to the LTI must be in writing,  with postage  prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

/s/ Beverly P. Ryder
-----------------------------------------------
Beverly P. Ryder

                                                    APPENDIX A
                                  2002 LONG-TERM INCENTIVES TERMS AND CONDITIONS

                                                 CHANGE IN CONTROL

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

         (a)      Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of the EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

         (b)      On any day after the date of grant (the "Reference Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

                  (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

                  (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

                  A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (B) above if his or her election, or nomination for election by EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the
                  Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

                  "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the Reference Date.

         (c)      EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
                  more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an
                  EIX Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

         (d)      The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of the Plans.